UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 2, 2016
Date of Report (Date of earliest event reported)

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IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)
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Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

50 Rio Robles, San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
(408) 467-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying Exhibits shall not be deemed to be incorporated by reference into any filing with the Securities and Exchange Commission made by Immersion Corporation (“Immersion” or the “Company”) whether before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
On August 4, 2016, Immersion issued a press release announcing certain of its financial results for the quarter ended June 30, 2016. The press release is attached to this report as Exhibit 99.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;

On August 2, 2016, the Board of Directors of Immersion elected a new Director, Sharon Holt, age 51, to serve as a Director of the Company until the Company’s 2017 annual meeting of stockholders; and that, at such 2017 annual meeting, if nominated and re-elected as a Director by the Company’s stockholders, Ms. Holt shall be elected as a Class III Director, with a term next expiring at the Company’s 2020 annual meeting of stockholders.

There are no arrangements or understandings between Ms. Holt and any other person pursuant to which Ms. Holt was selected as a Director.

Ms. Holt has been appointed as a member of the Compensation Committee.

Since the beginning of the Company’s last year, there have not been any transactions, or currently proposed transactions, or series of similar transactions, in which the Company or any of its subsidiaries was a party and in which Ms. Holt had a direct or indirect material interest.

Ms. Holt will receive a retainer fee of $25,000 per year, paid in quarterly installments on the date of each quarterly Board meeting. In addition, she will receive a $3,000 annual fee for serving on the Compensation Committee. Ms. Holt will be granted an option to purchase 40,000 shares of common stock effective as of August 2, 2016; the exercise price per share for such option will equal the closing price per share on The NASDAQ Global Market on September 15, 2016. Subject to continued service, such option will vest as to ¼ of the grant on the first anniversary of the date of commencement of service and 1/48th monthly thereafter.

On August 4, 2016, Immersion issued a press release announcing the election of Ms. Holt. The press release is attached to this report as Exhibit 99.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title

99.01	Press Release dated August 4, 2016 (regarding financial results for quarter ended June 30, 2016)
99.02	Press Release dated August 4, 2016 (regarding election of Ms. Holt as a Director of the Company)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION
Date: August 4, 2016	By:	/s/ Victor Viegas
		Name:	Victor Viegas
		Title:	Interim Chief Financial Officer